SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2026

Stewards, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-43473	88-0436017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 N. University Drive Suite D-105 Lauderhill, Florida	33351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1.516.419-5300

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

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Item 7.01 Regulation FD Disclosure.

Stewards, Inc. (the “Company”) is furnishing presentation materials (the “Corporate Presentation”) that management intends to use, possibly with modifications, from time to time in meetings with current and potential investors. The Corporate Presentation includes information regarding the Company’s business, strategy, operations and outlook.

The foregoing description is qualified in its entirety by the Corporate Presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the Corporate Presentation is summary information and should be considered in the context of the Company’s filings with the Securities and Exchange Commission, including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and other public announcements the Company may make from time to time. The Corporate Presentation speaks as of the date of this Current Report. While the Company may update the Corporate Presentation in the future, the Company specifically disclaims any obligation to do so except as required by law.

The Corporate Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company, or any digital asset, token, or tokenized real-estate interest.

By furnishing this Current Report and the Corporate Presentation, the Company makes no admission as to the materiality of any information herein. The Corporate Presentation contains forward-looking statements. See the “Important Cautions Regarding Forward-Looking Statements and Offering Status” pages of the Corporate Presentation.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Stewards, Inc. Corporate Presentation, dated September 2026 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stewards, Inc.

/s/ Katuischia Murless

Katuischia Murless
Chief Financial Officer

Date September 14, 2026

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